UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00127	34-1838462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

287 Bowman Ave., 2nd Floor, Purchase, NY	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 510-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 17, 2007, Brantley Capital Corporation (the "Company") issued a press release announcing that the Company has entered into a memorandum of understanding providing the terms of a settlement in principle to resolve the two pending lawsuits to which the Company is a party.

The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Company's Press Release filed as Exhibit 99.1 hereto. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Brantley Capital Corporation Press Release dated September 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANTLEY CAPITAL CORPORATION

Date: September 17, 2007	By:	/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board